Exhibit 3.261

CERTIFICATE OF LIMITED PARTNERSHIP

OF

FALCON VIDEO COMMUNICATIONS, L.P.

This Certificate of Limited Partnership of Falcon Video Communications, L.P., a Delaware limited partnership (the “Partnership”), is made as of this 11th day of March 1992, by the undersigned, Falcon Video Communications Investors, L.P., a California limited partnership, for the purpose of forming a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act.

1. Name. The name of the Partnership is Falcon Video Communications, L.P.

2. Registered Office and Registered Agent. The registered office of the Partnership in Delaware shall be located at 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The registered agent of the Partnership for service of process shall be The Corporation Trust Company

3. General Partner. The name of the sole general partner of the Partnership is Falcon Video Communications Investors, L.P., a California limited partnership, the general partner of which is Falcon Holding Group, Inc., a California corporation, and the business address of which is as follows:

Falcon Video Communications Investors, L.P.

10866 Wilshire Boulevard

Suite 370

Los Angeles, California 90024

4. Delaware Limited Partnership. The Partnership is formed pursuant to the Delaware Revised Uniform Limited Partnership Act and the other applicable laws of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership of Falcon Video Communications, L.P. as of the day and year first above written.

FALCON VIDEO COMMUNICATIONS INVESTORS, L.P.

By:	Falcon Holding Group, Inc., general partner

	By:	/s/ Stanley S. Itskowitch
Stanley S. Itskowitch Executive Vice President

CERTIFICATE OF AMENDMENT

TO

THE CERTIFICATE OF LIMITED PARTNERSHIP

OF

FALCON VIDEO COMMUNICATIONS, L.P.

Falcon Video Communications, L.P., a limited partnership organized under the Delaware Revised Limited Partnership Act (the “Act”), for the purpose of amending its Certificate of Limited Partnership pursuant to Section 17-202 of the Act, hereby certifies that Paragraph 3 of the Certificate of Limited Partnership is amended to read in its entirety as follows:

3. General Partner. The name and business address of the General Partner of the Partnership is as follows:

Falcon Video Communications Investors, L.P.

10900 Wilshire Blvd.

15th Floor

Los Angeles, CA 90024

IN WITNESS WHEREOF, this Certificate of Amendment has been duly executed by the general partner as of the 1st day of December, 1992.

Falcon Video Communications, L.P.

By:	Falcon Holding Group, Inc., as general partner

By:	/s/ Stanley S. Itskowitch
Stanley S. Itskowitch, Executive Vice President

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

FALCON VIDEO COMMUNICATIONS, L.P.

Falcon Video Communications, L.P., a limited partnership organized under the Delaware Revised Limited Partnership Act (the “Act”), for the purpose of amending its Certificate of Limited Partnership pursuant to Section 17-202 of the Act, hereby certifies that Paragraph 4 of the Certificate of Limited Partnership is amended to read in its entirety as follows:

4. General Partners. The names and business addresses of each of the General Partners of the Partnership are as follows:

Falcon Video Communications Investors, L.P.

10900 Wilshire Boulevard

15th Floor

Los Angeles, California 90024

Falcon Cable Communications, LLC

10900 Wilshire Boulevard

15th Floor

Los Angeles, California 90024

IN WITNESS WHEREOF, this Certificate of Amendment has been duly executed by each general partner designated herein as a new partner as of the 30th day of September 1998.

FALCON CABLE COMMUNICATIONS, LLC

By:	Falcon Communications, L.P., its sole Member
By:	Falcon Holding Group, L.P., its Managing General Partner
By:	Falcon Holding Group, Inc. its General Partner

By:	/s/ Stanley S. Itskowitch
Name:	Stanley S. Itskowitch
Title:	Executive Vice President

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

FALCON VIDEO COMMUNICATIONS, L.P.

Falcon Video Communications, L.P., a limited partnership organized under the Delaware Revised Limited Partnership Act (the “Act”), for the purpose of amending its Certificate of Limited Partnership pursuant to Section 17-202 of the Act, hereby certifies that Paragraph 3 of the Certificate of Limited Partnership is amended to read in its entirety as follows:

3. General Partners. The names and business addresses of each of the General Partners of the Partnership are as follows:

Charter Communications VII, LLC

12444 Powerscourt Drive, Suite 100

St. Louis, MO 63131-3660

Falcon Cable Communications, LLC

12444 Powerscourt Drive, Suite 100

St. Louis, MO 63131-3660

IN WITNESS WHEREOF, this Certificate of Amendment has been duly executed on the 25th day of June, 2001 by each General Partner designated herein as a new partner.

Charter Communications VII, LLC, a Delaware limited liability company

By:	/s/ Marcy Lifton
Name:	Marcy Lifton
Title:	Vice President

Falcon Cable Communications, LLC, a Delaware limited liability company

By:	/s/ Marcy Lifton
Name:	Marcy Lifton
Title:	Vice President

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

FALCON VIDEO COMMUNICATIONS, L.P.

Falcon Video Communications, L.P., a limited partnership organized under the Delaware Revised Limited Partnership Act (the “Act”), for the purpose of amending its Certificate of Limited Partnership pursuant to Section 17-202 of the Act, hereby certifies that Paragraph 3 of the Certificate of Limited Partnership is amended to read in its entirety as follows:

3. General Partner. The name and business address of the sole General Partner of the Partnership is as follows:

Charter Communications VII, LLC

12444 Powerscourt Drive, Suite 100

St. Louis, MO 63131-3660

IN WITNESS WHEREOF, this Certificate of Amendment has been duly executed on the 23rd day of July, 2001 by the undersigned as the sole General Partner designated herein.

Charter Communications VII, LLC, a Delaware limited liability company

By:	/s/ Marcy Lifton
Name:	Marcy Lifton
Title:	Vice President

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF

FALCON VIDEO COMMUNICATIONS, L.P.

It is hereby certified that:

FIRST: The name of the limited partnership (hereinafter called the “partnership”) is Falcon Video Communications, L.P.;

SECOND: Pursuant to the provisions of Section 17-202, Title 6, Delaware Code, the amendment to the Certificate of Limited partnership effected by this Certificate of Amendment is to change the address of the registered office of the partnership in the State of Delaware to 2711 Centerville Road, Suite 400, Wilmington, DE 19808, and to change the name of the registered agent of the partnership in the State of Delaware at the said address to Corporation Service Company.

IN WITNESS WHEREOF, this Certificate of Amendment has been duly executed on the 12th day of January 2004 by the undersigned as the sole General Partner.

Charter Communications VII, LLC, a Delaware limited liability company

By:	/s/ Hunt Sevier Brown
Name:	Hunt Sevier Brown
Title:	Vice President / Authorized Person

DE LP D-: COA CERTIFICATE OF AMENDMENT TO CHANGE AGENT 09/00 (#670)